                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 13E-3

                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)


                              (Amendment No. 2)

                      McNeil Real Estate Fund XXII, L.P.
                    ---------------------------------------
                                (Name of Issuer)

                      McNeil Real Estate Fund XXII, L.P.
                             McNeil Partners, L.P.
                             McNeil Investors, Inc.
                                Robert A. McNeil
                             WXI/McN Realty L.L.C.
                          WXI/MNL Real Estate, L.L.C.
              Whitehall Street Real Estate Limited Partnership XI
                    ---------------------------------------
                      (Name of Person(s) Filing Statement)

                     Units of Limited Partnership Interest
                    ---------------------------------------
                         (Title of Class of Securities)

                                      N/A
                    ---------------------------------------
                     (CUSIP Number of Class of Securities)

                                 Ron K. Taylor
                                   President
                            McNeil Investors, Inc.
                           13760 Noel Road, Suite 600
                              Dallas, Texas 75240
                                 (972) 448-5800
                    ---------------------------------------
           (Name, Address and Telephone Number of Persons Authorized
 to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                with a copy to:

     Martha E. McGarry, Esq.            Gary Israel, Esq.                W. Scott Wallace, Esq.
     Skadden, Arps, Slate,              Sullivan & Cromwell              Haynes & Boone, LLP
     Meagher & Flom LLP                 125 Broad Street                 901 Main Street, Suite 3100
     919 Third Avenue                   New York, New York 10004         Dallas, Texas 75202
     New York, New York 10022           (212) 558-4000                   (214) 651-5000
     (212) 735-3000

     This statement is filed in connection with (check the appropriate box):

(a) [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

(b) [ ] The filing of a registration statement under the Securities Act of 1933.

(c)  [ ]  A tender offer.

(d)  [ ]  None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]


                           Calculation of Filing Fee
-------------------------------------------------------------------------------
              Transaction                               Amount of
               valuation*                               Filing Fee**
-------------------------------------------------------------------------------

         $ 3,898,618                                  $ 779.72

-------------------------------------------------------------------------------
* For purposes of calculating the filing fee only. This calculation assumes the exchange of 19,493,088 current income units of limited partner interest in the Issuer at $0.20 per unit in cash and 13,201,029 growth/shelter units of limited partner interest in the Issuer at $0 per unit in cash.
** The amount of the filing fee, calculated in accordance with Rule 0-11(c) of the Securities Exchange Act of 1934, as amended, equals 1/50th of one percent of the aggregate value of cash exchanged for such units.


[X] Check box if any part of the fee is offset by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $ 779.72         Filing Party: McNeil Real Estate
                                          Fund XXII, L.P.

Form or Registration No.: Schedule 14A    Date Filed: August 3, 1999

                                  INTRODUCTION


     This Amendment No. 2 to the Rule 13e-3 Transaction Statement on Schedule 13E-3 (this "Amended and Restated Transaction Statement") is being filed to amend and restate Amendment No. 1 to the Rule 13e-3 Transaction Statement on
Schedule 13E-3 (File No. 5-56617) jointly filed by each of (1) McNeil Real Estate Fund XXII, Ltd., a California limited partnership (the "Partnership"),
(2) McNeil Partners, L.P., a Delaware limited partnership and the general partner of the Partnership (the "General Partner"), (3) McNeil Investors, Inc., a Delaware corporation and the general partner of the General Partner ("McNeil Investors"), and (4) Robert A. McNeil, the sole stockholder of McNeil Investors, on September 30, 1999. This Amended and Restated Transaction Statement is being jointly filed by each of (1) the Partnership, (2) the General Partner, (3) McNeil Investors, (4) Robert A. McNeil, (5) WXI/McN Realty, L.L.C., a Delaware limited liability company (the "Purchaser"), (6) WXI/MNL Real Estate, L.L.C., a Delaware limited liability company and the managing member of the Purchaser ("WXI/MNL Real Estate"), and (7) Whitehall Street Real Estate Limited Partnership XI, a Delaware limited partnership and the managing member of WXI/MNL Real Estate ("Whitehall"), pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and Rule 13e-3 thereunder ("Rule 13e-3"). As of the date of this Amended and Restated Transaction Statement, WXI/MNL Real Estate owns all of the outstanding interests in the Purchaser, and Whitehall owns 99% of the outstanding interests in WXI/MNL Real Estate. The Partnership, the General Partner, McNeil Investors, Robert A. McNeil, the Purchaser, WXI/MNL Real Estate and Whitehall are referred to collectively in this Amended and Restated Transaction Statement as the "Filing Persons."

     The Partnership has entered into a Master Agreement, dated as of June 24, 1999 (the "Master Agreement"), by and among the Purchaser, the General Partner, McNeil Investors, McNeil Real Estate Management, Inc., McNeil Summerhill, Inc. and eighteen other limited partnerships for which the General Partner or an affiliate of the General Partner serves as the general partner. The Master Agreement provides, among other things, that (1) the General Partner will contribute all of its general partner interests in the Partnership to a newly formed limited liability company directly or indirectly wholly owned by the Purchaser and this subsidiary will be appointed as the new general partner of the Partnership and (2) a separate newly formed limited partnership directly or indirectly wholly owned by the Purchaser will merge with and into the Partnership with the Partnership continuing as the surviving limited partnership, and each limited partner of the Partnership (other than limited partners who validly exercise dissenters' rights in connection with the merger) will receive cash merger consideration of approximately $0.20 for each current income unit and $0 for each growth/shelter unit held by that limited partner in the Partnership, together with that limited partner's allocable share, if any, of a special distribution in cash if the Partnership participates in the transaction and has a positive net working capital balance calculated in accordance with the terms of the Master Agreement on the closing date of the transaction, all as more fully described in the Preliminary Proxy Statement (as defined below). A copy of the Master Agreement is included as Appendix A to the revised Preliminary Proxy Statement on Schedule 14A of the Partnership filed by the Partnership today with the Securities and Exchange Commission (the "Preliminary Proxy Statement"). The Preliminary Proxy Statement also has been filed as Exhibit (d)(1) to this Amended and Restated Transaction Statement.

     By filing this Amended and Restated Transaction Statement, none of the Filing Persons concedes that Rule 13e-3 is applicable to the merger or the other transactions contemplated by the Master Agreement. The inclusion of Whitehall, WXI/MNL Real Estate and the Purchaser as filing persons does not constitute an admission that any of Whitehall, WXI/MNL Real Estate or the Purchaser is an affiliate of the Partnership or that any of Whitehall, WXI/MNL Real Estate or the Purchaser admits that Section 13(e) of the Securities Exchange Act or Rule 13e-3 requires Whitehall, WXI/MNL Real Estate or the Purchaser to file this Amended and Restated Transaction Statement.

     The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Preliminary Proxy Statement of the information required to be included in response to the items of this Amended and Restated Transaction Statement. The information in the Preliminary Proxy Statement, including all exhibits and appendices thereto, is hereby expressly incorporated herein by reference, and the responses to each item of this Amended and Restated Transaction Statement are qualified in their entirety by reference to the information contained in the Preliminary Proxy Statement and such exhibits and appendices.

                             CROSS-REFERENCE SHEET

      Item in Schedule 13E-3        Location in Preliminary Proxy Statement
      ----------------------        ---------------------------------------

Item 1(a).......................  Cover page, Summary -- Parties to the transaction

Item 1(b).......................  Cover page, Summary -- Record date;
                                  voting power, The Meeting -- Record
                                  date; voting power, Related Security Holder
                                  Matters -- Additional information concerning limited partner units

Item 1(c)-(d)...................  Related Security Holder Matters --
                                  Additional information concerning
                                  limited partner units


Item 1(e).......................  Not applicable

Item 1(f).......................  Related Security Holder Matters -- Recent
                                  transactions in the Partnership's limited partner units

Item 2(a)-(g)...................  Cover page, Summary -- Parties to the transaction, Controlling Persons,
                                  Directors and Executive Officers of
                                  McNeil Partners, McNeil Investors,
                                  WXI/MNL Real Estate, L.L.C., WH
                                  Advisors, L.L.C. XI and The Goldman
                                  Sachs Group, Inc.

Item 3(a)-(b)...................  Special Factors -- Interests of
                                  certain persons in matters to be
                                  acted upon; conflicts of interest, Special
                                  Factors -- Background of the transaction, Special Factors -- Purposes and reasons for the transaction, Related Security Holder Matters -- Recent transactions in the Partnership's limited partner units, Related Security Holder Matters -- Past contacts, transactions and negotiations


Item 4(a).......................  Summary, Special Factors -- Recommendations of
                                  the special committee and the McNeil Investors board of directors; fairness of the transaction, Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest, Special Factors -- Purposes and reasons for the transaction, Special Factors -- Effects of the transaction, The Master Agreement, WXI/McN Realty Operating Agreement, Other Agreements Between the McNeil Affiliates and Affiliates of WXI/McN Realty, Special Factors -- Plans for the McNeil Partnerships that participate in the transaction

Item 4(b).......................  Summary -- Interests of certain persons in matters to be acted upon; conflicts of
                                  interest, Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest, WXI/McN Realty Operating Agreement

Item 5(a)-(g)...................  Special Factors -- Financing; sources of funds, Special Factors -- Plans
                                  for the McNeil

                                  Partnerships that participate in the
                                  transaction, Special Factors -- Effects of the transaction, Related Security Holder
                                  Matters -- Plans or proposals, Special
                                  Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest, The Master Agreement, WXI/McN Realty Operating Agreement, Other Agreements Between the McNeil Affiliates and Affiliates of WXI/McN Realty, Summary -- Financing; sources of funds, Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest, Summary -- Effects of the transaction, Summary -- Structure of the transaction

Item 6(a), (c)..................  Special Factors -- Financing; sources of funds, The Master Agreement -- Aggregate consideration, The Master Agreement -- Material representations and warranties, Special Factors -- Effects of the transaction, Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Receipt of aggregate consideration by the McNeil Affiliates, Summary -- Effects of the transaction, Summary -- Allocation of the aggregate consideration in the transaction

Item 6(b).......................  Special Factors -- Expenses relating to the transaction, The Meeting --
                                  Solicitation of proxies, Special Factors --
                                  Opinions and reports of financial advisors
                                  -- Allocation analysis and opinions of
                                  Stanger & Co. -- Fee arrangements, Special
                                  Factors -- Opinions and reports of financial advisors -- Eastdil Realty Company opinions -- Fee arrangements, The Master Agreement -- Fees and expenses

Item 6(d).......................  Not applicable

Item 7(a),(c)...................  Special Factors -- Purposes and
                                  reasons for the transaction, Special
                                  Factors -- Recommendations of the
                                  special committee and the McNeil
                                  Investors board of directors;
                                  fairness of the transaction, Special
                                  Factors -- Background of the transaction, Special Factors -- Opinions and reports of financial advisors, Special Factors -- Alternatives to the transaction, Summary -- Purposes and reasons for the transaction, Summary -- Recommendations of the special committee and the McNeil Investors board of directors, Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction, Summary -- Opinions and reports of financial advisors, Appendices C-1, C-2, D-1 and D-2

Item 7(b).......................  Special Factors -- Alternatives to the
                                  transaction

Item 7(d).......................  Summary -- Structure of the transaction,
                                  Summary -- Effects of the transaction,
                                  Summary -- Purposes and reasons for the
                                  transaction, Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest, Summary -- Allocation of the aggregate consideration in the transaction, Summary -- Federal income tax consequences of the transaction, Summary -- Accounting treatment of transaction, Special Factors -- Effects of the transaction, Special Factors
                                  -- Purposes and reasons for the transaction, The Master Agreement -- The mergers, The Master Agreement -- The contributions, The Master Agreement -- Aggregate consideration, The Master Agreement -- Fees and expenses,
                                  The Master Agreement -- Material covenants,
                                  Special Factors -- Anticipated accounting treatment, WXI/McN Realty Operating
                                  Agreement, Other Agreements Between the
                                  McNeil Affiliates and Affiliates of WXI/McN
                                  Realty, Special Factors -- Federal income tax consequences, Special Factors --
                                  Interests of certain persons in matters to be acted upon; conflicts of interest, Special Factors -- Plans for the McNeil Partnerships that participate in the transaction, Special Factors -- Plans for the McNeil Partnerships that do not participate in the transaction

Item 8(a)-(b), (d)-(f)..........  Special Factors -- Recommendations of
                                  the special committee and the McNeil Investors board of directors; fairness of the transaction, Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction, Summary -- Recommendations of the special committee and the McNeil
                                  Investors board of directors, Summary --
                                  Position of McNeil Partners and
                                  Robert A. McNeil regarding the fairness of the transaction, Summary -- Position of Whitehall, WXI/MNL Real Estate and WXI/McN Realty, Summary -- Opinions and reports of financial advisors, Special Factors -- Opinions and reports of financial advisors, Special Factors -- Position of McNeil Partners and Robert A. McNeil regarding the fairness of the transaction, Special Factors -- Position of Whitehall, WXI/MNL Real Estate and WXI/McN Realty, Special Factors -- Alternatives to the transaction, Special Factors -- Background of the transaction, Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest, Appendices C-1, C-2, D-1 and D-2

Item 8(c).......................  Cover page, Summary -- Quorum; vote required,
                                  The Meeting -- Vote required, Summary --
                                  Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the Partnership, The Meeting -- Ownership of limited partner units in the Partnership, Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the McNeil Partnerships by the McNeil Affiliates, Special Factors -- Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction -- Recommendations of the special committee, Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction

Item 9(a)-(b)...................  Special Factors -- Recommendations of the
                                  special committee and the McNeil Investors board of directors; fairness of the transaction, Special Factors -- Opinions and reports of financial advisors, Special Factors -- Background of the transaction, The Master Agreement -- Aggregate consideration -- Allocation of the aggregate consideration, Summary -- Allocation of the aggregate consideration in the transaction, Summary -- Opinions and reports of financial advisors, Summary -- Recommendations of the special committee and the McNeil Investors board of directors, Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction, Appendices C-1, C-2, D-1 and D-2

Item 9(c).......................  Where You Can Find More Information,
                                  Appendices C-1, C-2, D-1 and D-2

Item 10(a)......................  Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the McNeil Partnerships by the
                                   McNeil Affiliates, Related Security
                                   Holder Matters -- Principal holders
                                   of limited partner units

Item 10(b).......................  Related Security Holder Matters -- Recent
                                   transactions in the Partnership's limited
                                   partner units

Item 11..........................  The Master Agreement, WXI/McN Realty
                                   Operating Agreement, Other Agreements Between
                                   the McNeil Affiliates and Affiliates of
                                   WXI/McN Realty, Related Security Holder
                                   Matters -- Contracts, arrangements and
                                   understandings, Summary -- Quorum; vote
                                   required, Summary -- Interests of certain
                                   persons in matters to be acted upon;
                                   conflicts of interest -- Ownership of limited
                                   partner units in the Partnership, The Meeting --
                                   Ownership of limited partner units in the
                                   Partnership, Special Factors --Interests of
                                   certain persons in matters to be acted upon;
                                   conflicts of interest --Ownership of limited
                                   partner units in the McNeil Partnerships by
                                   the McNeil Affiliates

Item 12(a).......................  Summary -- Quorum; vote required, Summary --
                                   Interests of certain persons in matters to be
                                   acted upon; conflicts of interest -- Ownership
                                   of limited partner units in the Partnership,
                                   The Meeting -- Ownership of limited partner
                                   units in the Partnership, Special Factors --
                                   Interests of certain persons in matters to be
                                   acted upon; conflicts of interest -- Ownership
                                   of limited partner units in the McNeil
                                   Partnerships by the McNeil Affiliates


Item 12(b).......................  Cover page, Summary -- Recommendations of the special committee and the McNeil Investors
                                   board of directors, Summary -- Factors
                                   considered by the McNeil Investors board of
                                   directors and the special committee; fairness
                                   of the transaction, Summary --Position of
                                   McNeil Partners and Robert A. McNeil
                                   regarding the fairness of the transaction,
                                   Summary -- Position of Whitehall, WXI/MNL
                                   Real Estate and WXI/McN Realty, Special
                                   Factors --Recommendations of the special
                                   committee and the McNeil Investors board of
                                   directors; fairness of the transaction,
                                   Special Factors --Position of McNeil Partners
                                   and Robert A. McNeil regarding the fairness
                                   of the transaction, Special Factors --
                                   Position of Whitehall, WXI/MNL Real Estate
                                   and WXI/McN Realty, The Meeting --
                                   Recommendations of the McNeil Investors board
                                   of directors

   Item 13(a)....................  Summary -- Dissenters' rights, Summary --
                                   Recommendations of the special committee and
                                   the McNeil Investors board of directors,
                                   Summary -- Factors considered by the McNeil
                                   Investors board of directors and the special
                                   committee; fairness of the transaction, Special
                                   Factors -- Dissenters' rights, Special
                                   Factors -- Recommendations of the special
                                   committee and the McNeil Investors board of
                                   directors; fairness of the transaction,
                                   Appendix E

Item 13(b).......................  The Meeting -- Lists of limited partners of the Partnership

Item 13(c).......................  Not applicable

Item 14(a).......................  Incorporation of Certain Documents by
                                   Reference, Summary Financial Data of
                                   the Partnership, Certain Financial
                                   Projections of the Partnership, Annual Report
                                   and Quarterly Report (The Partnership's
                                   Annual Report on Form 10-K for the year ended
                                   December 31, 1998, and the Partnership's
                                   Quarterly Report on Form 10-Q for the
                                   quarter ended June 30, 1999, and the
                                   Partnership's audited financial statements
                                   included in the Form 10-K and unaudited
                                   financial statements included in the Form 10-
                                   Q, are incorporated herein by reference
                                   pursuant to General Instruction D to Schedule
                                   13E-3.)

Item 14(b).......................  Not applicable

Item 15(a)-(b)...................  Summary -- Recommendations of the special committee and the McNeil Investors board of
                                   directors, Summary -- Opinions and reports of
                                   financial advisors, Summary -- Interests of
                                   certain persons in matters to be acted upon;
                                   conflicts of interest, Special Factors --
                                   Background of the transaction, Special
                                   Factors -- Interests of certain persons in
                                   matters to be acted upon; conflicts of
                                   interest, Special Factors -- Recommendations
                                   of the special committee and the McNeil
                                   Investors board of directors; fairness of the
                                   transaction, Special Factors -- Opinions and
                                   reports of financial advisors, Special
                                   Factors -- Expenses relating to the
                                   transaction, The Meeting -- Solicitation of
                                   proxies

Item 16..........................  Preliminary Proxy Statement in its entirety

Item 17..........................  Not applicable. See Item 17 of this Amended and Restated Transaction Statement.

----------

ITEM 1.    ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

          (a) The information set forth on the cover page and under "Summary -- Parties to the transaction" in the Preliminary Proxy Statement is incorporated herein by reference.

          (b) The information set forth on the cover page and under "Summary -- Record date; voting power," "The Meeting -- Record date; voting power" and "Related Security Holder Matters -- Additional information concerning limited partner units" in the Preliminary Proxy Statement is incorporated herein by reference.

          (c)-(d) The information set forth under "Related Security Holder Matters -- Additional information concerning limited partner units" in the Preliminary Proxy Statement is incorporated herein by reference.

          (e) Not applicable

          (f) The information set forth under "Related Security Holder Matters -- Recent transactions in the Partnership's limited partner units" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 2.   IDENTITY AND BACKGROUND.

          (a)-(e), (g) This Statement is being filed jointly by the Filing Persons. One of the Filing Persons is the Partnership. The Partnership is the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction. The information set forth on the cover page and under "Summary -- Parties to the transaction" and "Controlling Persons, Directors And Executive Officers of McNeil Partners, McNeil Investors, WXI/MNL Real Estate, L.L.C., WH Advisors, L.L.C. XI and The Goldman Sachs Group, Inc." in the Preliminary Proxy Statement is incorporated herein by reference.

          (f) During the past five years, none of McNeil Partners, McNeil Investors, Robert A. McNeil or any of the other McNeil named persons set forth in "Controlling Persons, Directors and Executive Officers of McNeil Partners, McNeil Investors, WXI/MNL Real Estate, L.L.C., WH Advisors, L.L.C. XI and The Goldman Sachs Group, Inc. --Background of McNeil named persons" in the Preliminary Proxy Statement has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of that proceeding was or is subject to a judgment, decree of final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violations of those laws.

              During the past five years, none WXI/McN Realty, WXI/MNL Real Estate, Whitehall or any of the WXI/McN Realty named persons set forth in "Controlling Persons, Directors and Executive Officers of McNeil Partners, McNeil Investors, WXI/MNL Real Estate, L.L.C., WH Advisors, L.L.C. XI and The Goldman Sachs Group, Inc. --Background of WXI/McN Realty named persons" in the Preliminary Proxy Statement has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of that proceeding was or is subject to a judgment, decree or final order enjoining further violations of, prohibiting activities subject to, federal or state securities laws or finding any violations of those laws.
                                       6

ITEM 3.    PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)-(b) The information set forth under "Special Factors--Interests of certain persons in matters to be acted upon; conflicts of interest," "Special Factors -- Background of the transaction," "Special Factors -- Purposes and reasons for the transaction," "Related Security Holder Matters -- Recent transactions in the Partnership's limited partner units" and "Related Security Holder Matters --Past contacts, transactions and negotiations" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 4.    TERMS OF THE TRANSACTION.

     (a) The information set forth under "Summary," "Special Factors -- Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest," "Special Factors -- Purposes and reasons for the transaction," "Special Factors -- Effects of the transaction," "The Master Agreement," "WXI/McN Realty Operating Agreement," "Other Agreements Between the McNeil Affiliates and Affiliates of WXI/McN Realty" and "Special Factors --Plans for the McNeil Partnerships that participate in the transaction" in the Preliminary Proxy Statement is incorporated herein by reference.

     (b) The information set forth in "Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest" and "WXI/McN Realty Operating Agreement" is incorporated herein by reference.

ITEM 5.    PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.


     (a)-(g) The information set forth under "Special Factors -- Financing; sources of funds," "Special Factors -- Plans for the McNeil Partnerships that participate in the transaction," "Special Factors -- Effects of the transaction," "Related Security Holder Matters -- Plans or proposals," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest, "The Master Agreement," "WXI/McN Realty Operating Agreement," "Other Agreements Between the McNeil Affiliates and Affiliates of WXI/McN Realty," "Summary -- Financing; sources of funds," "Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest," "Summary -- Effects of the transaction" and "Summary -- Structure of the transaction" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 6.    SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a), (c) The information set forth under "Special Factors -- Financing; sources of funds," "The Master Agreement -- Aggregate consideration," "The Master Agreement -- Material representations and warranties," "Special
Factors -- Effects of the transaction," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Receipt of aggregate consideration by the McNeil Affiliates," "Summary -- Effects of the transaction" and "Summary -- Allocation of the aggregate consideration in the transaction" in the Preliminary Proxy Statement is incorporated herein by reference.


     (b) The information set forth under "Special Factors -- Expenses relating to the transaction," "The Meeting -- Solicitation of proxies" "Special Factors -- Opinions and reports of financial advisors--Allocation analysis and opinions of Stanger & Co.-- Fee arrangements," "Special Factors -- Opinions and reports of financial advisors -- Eastdil Realty Company opinions -- Fee arrangements" and "The Master Agreement -- Fees and expenses" in the Preliminary Proxy Statement is incorporated herein by reference.

     (d)   Not applicable.

ITEM 7.    PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a), (c) The information set forth under "Special Factors -- Purposes and reasons for the transaction," "Special Factors -- Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction," "Special Factors -- Background of the transaction" "Special Factors -- Opinions and reports of financial advisors,""Special Factors -- Alternatives to the transaction," "Summary -- Purposes and reasons for the transaction," "Summary--Recommendations of the special committee and the McNeil Investors board of directors," "Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction" and "Summary -- Opinions and reports of financial advisors" in the Preliminary Proxy Statement and Appendices C-1, C-2, D-1 and D-2 thereto are incorporated herein by reference.

     (b) The information set forth under "Special Factors -- Alternatives to the transaction" in the Preliminary Proxy Statement is incorporated herein by reference.

     (d) The information set forth under "Summary -- Structure of the transaction," "Summary -- Effects of the transaction," "Summary -- Purposes and reasons for the transaction," "Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest," "Summary -- Allocation of the aggregate consideration in the transaction," "Summary -- Federal income tax consequences of the transaction," "Summary -- Accounting treatment of transaction" "Special Factors -- Effects of the transaction," "Special Factors -- Purposes and reasons for the transaction," "The Master Agreement -- The mergers," "The Master Agreement -- The contributions," "The Master Agreement -- Aggregate consideration," "The Master Agreement -- Fees and expenses," "The Master Agreement -- Material covenants," "Special Factors -- Anticipated accounting treatment," "WXI/McN Realty Operating Agreement," "Other Agreements Between the McNeil Affiliates and Affiliates of WXI/McN Realty," "Special Factors -- Federal income tax consequences," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest," "Special Factors -- Plans for the McNeil Partnerships that participate in the transaction," and "Special Factors -- Plans for the McNeil Partnerships that do not participate in the transaction" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 8.    FAIRNESS OF THE TRANSACTION.


     (a)-(b); (d)-(f) The information set forth under "Special Factors -- Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction," "Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction," "Summary --Recommendations of the special committee and the McNeil Investors board of directors," "Summary --Position of McNeil Partners and Robert
A. McNeil regarding the fairness of the transaction," "Summary -- Position of Whitehall, WXI/MNL Real Estate and WXI/McN Realty," "Summary -- Opinions and reports of financial advisors," "Special Factors -- Opinions and reports of financial advisors," "Special Factors -- Position of McNeil Partners and Robert
A. McNeil regarding the fairness of the transaction," "Special Factors -- Position of Whitehall, WXI/MNL Real Estate and WXI/McN Realty," "Special
Factors --Alternatives to the transaction," "Special Factors -- Background of the transaction" and "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest" in the Preliminary Proxy Statement and Appendices C-1, C-2, D-1 and D-2 thereto are incorporated herein by reference.



     (c) The information set forth on the cover page and under "Summary -- Quorum; vote required," "The Meeting -- Vote required," "Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the Partnership," "The Meeting -- Ownership of limited partner units in the Partnership," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the McNeil Partnerships by the McNeil Affiliates," "Special Factors -- Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction -- Recommendations of the special committee" and "Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction" in the Preliminary Proxy Statement is incorporated herein by reference.


ITEM 9.    REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.


     (a)-(b) The information set forth under "Special Factors -- Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction," "Special Factors -- Opinions and reports of financial advisors," "Special Factors -- Background of the transaction," "The Master Agreement -- Aggregate consideration --Allocation of the aggregate consideration," "Summary -- Allocation of the aggregate consideration in the transaction," "Summary -- Opinions and reports of financial advisors," "Summary -- Recommendations of the special committee and the McNeil Investors board of directors" and "Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction" in the Preliminary Proxy Statement and Appendices C-1, C-2, D-1 and D-2 thereto are incorporated herein by reference.


     (c) The information set forth under "Where You Can Find More Information" in the Preliminary Proxy Statement and Appendices C-1, C-2, D-1 and D-2 thereto are incorporated herein by reference.

ITEM 10.   INTEREST IN SECURITIES OF THE ISSUER.


     (a) The information set forth under "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest --
Ownership of limited partner units in the McNeil Partnerships by the McNeil Affiliates," and "Related Security Holder Matters -- Principal holders of limited partner units" in the Preliminary Proxy Statement is incorporated herein by reference.


     (b) The information set forth in "Related Security Holder Matters -- Recent transactions in the Partnership's limited partner units" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.


     The information set forth under "The Master Agreement," "WXI/McN Realty Operating Agreement," "Other Agreements Between the McNeil Affiliates and Affiliates of WXI/McN Realty," "Related Security Holder Matters -- Contracts, arrangements and understandings," "Summary -- Quorum; vote required,"
"Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the Partnership," "The Meeting -- Ownership of limited partner units in the Partnership," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the McNeil Partnerships by the McNeil Affiliates" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) The information set forth under "Summary -- Quorum; vote required," "Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the Partnership," "The Meeting -- Ownership of limited partner units in the Partnership" and "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest -- Ownership of limited partner units in the McNeil Partnerships by the McNeil Affiliates" in the Preliminary Proxy Statement is incorporated herein by reference.


     (b) The information set forth on the cover page and under "Summary -- Recommendations of the special committee and the McNeil Investors board of directors," "Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction," "Summary -- Position of McNeil Partners and Robert A. McNeil regarding the fairness of the transaction," "Summary -- Position of Whitehall, WXI/MNL Real Estate and WXI/McN Realty," "Special Factors --Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction," "Special Factors -- Position of McNeil Partners and Robert A. McNeil regarding the fairness of the transaction," "Special Factors -- Position of Whitehall, WXI/MNL Real Estate and WXI/McN Realty" and "The Meeting -- Recommendations of the McNeil Investors board of directors" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 13.   OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth under "Summary -- Dissenters' rights," "Summary -- Recommendations of the special committee and the McNeil Investors board of directors," "Summary -- Factors considered by the McNeil Investors board of directors and the special committee; fairness of the transaction," "Special Factors -- Dissenters' rights" and "Special Factors-Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction -- Recommendations of the special committee" in the Preliminary Proxy Statement and Appendix E thereto are incorporated herein by reference.


     (b) The information set forth under "The Meeting -- Lists of limited partners of the Partnership" in the Preliminary Proxy Statement is incorporated herein by reference.

     (c)   Not applicable.

ITEM 14.   FINANCIAL INFORMATION.

     (a) The information set forth under "Incorporation of Certain Documents by Reference," "Summary Financial Data of the Partnership" and "Certain Financial Projections of the Partnership" in the Preliminary Proxy Statement is incorporated herein by reference. Pursuant to General Instruction D to Schedule 13E-3, the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 are incorporated herein by reference. The Partnership's audited financial statements included in the Form 10-K and unaudited financial statements included in the Form 10-Q are incorporated herein by reference. In addition, the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 will be delivered to holders of limited partner units in the Partnership together with the Preliminary Proxy Statement. See "Annual Report and Quarterly Report" and "Incorporation of Certain Documents by Reference" in the Preliminary Proxy Statement.

     (b)   Not applicable.

ITEM 15.   PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a)-(b) The information set forth under "Summary -- Recommendations of the special committee and the McNeil Investors board of directors," "Summary -- Opinions and reports of financial advisors," "Summary -- Interests of certain persons in matters to be acted upon; conflicts of interest," "Special Factors -- Background of the transaction," "Special Factors -- Interests of certain persons in matters to be acted upon; conflicts of interest," "Special Factors -- Recommendations of the special committee and the McNeil Investors board of directors; fairness of the transaction," "Special Factors -- Opinions and reports of financial advisors," "Special Factors -- Expenses relating to the transaction" and "The

Meeting -- Solicitation of proxies" in the Preliminary Proxy Statement is incorporated herein by reference.

ITEM 16.   ADDITIONAL INFORMATION.

     The information contained in the Preliminary Proxy Statement is incorporated herein by reference in its entirety.

ITEM 17.     MATERIAL TO BE FILED AS EXHIBITS.

     (a)     Not applicable

     (b)(1) Opinion of Robert A. Stanger & Co., Inc. dated June 24, 1999 (incorporated by reference to Appendix C-1 to the Preliminary Proxy Statement)

     (b)(2) Opinion of Robert A. Stanger & Co., Inc. dated ________, 1999 (incorporated by reference to Appendix C-2 to the Preliminary Proxy Statement)*

     (b)(3) Opinion of Eastdil Realty Company L.L.C. dated June 24, 1999 (incorporated by reference to Appendix D-1 to the Preliminary Proxy Statement)

     (b)(4) Opinion of Eastdil Realty Company L.L.C. dated _________, 1999 (incorporated by reference to Appendix D-2 to the Preliminary Proxy Statement)*

     (b)(5) Status Report on Proposed Transaction Involving the McNeil Partnerships, dated June 24, 1999, prepared by Robert A. Stanger & Co., Inc.**

     (b)(6)  Factual chronology of PaineWebber, Incorporated, dated June 3,
             1999

     (b)(7) Estimates of the deficit restoration obligations of the general partners of the McNeil Partnerships as of March 31, 1999, prepared by Arthur Andersen LLP

     (b)(8) Status report of Eastdil Realty Company, L.L.C., dated May 25, 1999, presented to the special committee

     (b)(9) Report of Houlihan, Lokey, Howard & Zukin Capital, dated as of June 1999

     (c)(1) Master Agreement, dated as of June 24, 1999, by and among WXI/McN Realty L.L.C., the McNeil Partnerships (as defined therein), McNeil Investors, Inc., McNeil Partners, L.P., McNeil Real Estate Management, Inc., McNeil Summerhill, Inc. and Robert A. McNeil (incorporated by reference to Appendix A to the Preliminary Proxy Statement)

     (c)(2) Form of First Amended and Restated Limited Liability Company Operating Agreement of WXI/McN Realty L.L.C. (incorporated by reference to Appendix B to the Preliminary Proxy Statement)

     (d)(1)  Preliminary Proxy Statement

     (d)(2) The Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated by reference to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998)

     (d)(3) The Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (incorporated by reference to the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)


     (e)(1) Article 7.6 of the California Corporations Code (incorporated by reference to Appendix E to the Preliminary Proxy Statement)

     (f)     Not applicable


------------
*  To be filed by amendment.


** Previously filed as the similarly numbered exhibit to Amendment No. 1 to the Rule 13e-3 Transaction Statement on Schedule 13E-3 filed by the Partnership, the General Partner, McNeil Investors and Robert A. McNeil with the Securities and Exchange Commission on September 30, 1999.

                                   SIGNATURE
                                   ---------


     After due inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this Statement is true, complete and correct.

Dated: October 21, 1999          McNEIL REAL ESTATE FUND XXII, L.P.

                                    By:  McNeil Partners, L.P.
                                    Its: General Partner

                                    By:  McNeil Investors, Inc.
                                    Its: General Partner

                                    By: /s/ Ron K. Taylor
                                        -----------------------------
                                         Name:  Ron K. Taylor
                                         Title: President


                                 McNEIL PARTNERS, L.P.

                                    By:  McNeil Investors, Inc.
                                    Its: General Partner

                                    By: /s/ Ron K. Taylor
                                       ---------------------------------
                                         Name:  Ron K. Taylor
                                         Title: President


                                 McNEIL INVESTORS, INC.

                                    By: /s/ Ron K. Taylor
                                       ---------------------------------
                                         Name:  Ron K. Taylor
                                         Title: President


                                 ROBERT A. McNEIL

                                    By: /s/ Robert A. McNeil
                                       ---------------------------------
                                         Name:  Robert A. McNeil


                                 WXI/McN REALTY L.L.C.

                                    By:  WXI/MNL Real Estate, L.L.C.
                                    Its: Managing Member

                                    By:  Whitehall Street Real Estate Limited
                                         Partnership XI
                                    Its: Managing Member

                                    By:  WH Advisors, L.L.C. XI
                                    Its: General Partner

                                    By: /s/Jonathan Langer
                                       ---------------------------------
                                         Name:  Jonathan Langer
                                         Title: Vice President


                                 WXI/MNL REAL ESTATE, L.L.C.

                                    By:  Whitehall Street Real Estate Limited
                                         Partnership XI
                                    Its: Managing Member

                                    By:  WH Advisors, L.L.C. XI
                                    Its: General Partner

                                    By: /s/Jonathan Langer
                                       ---------------------------------
                                         Name:  Jonathan Langer
                                         Title: Vice President


                                 WHITEHALL STREET REAL ESTATE LIMITED
                                 PARTNERSHIP XI

                                    By:  WH Advisors, L.L.C. XI
                                    Its: General Partner

                                    By: /s/Jonathan Langer
                                       ---------------------------------
                                         Name:  Jonathan Langer
                                         Title: Vice President

                                 EXHIBIT INDEX

     (a)     Not applicable

     (b)(1) Opinion of Robert A. Stanger & Co., Inc. dated June 24, 1999 (incorporated by reference to Appendix C-1 to the Preliminary Proxy Statement)

     (b)(2) Opinion of Robert A. Stanger & Co., Inc. dated ________, 1999 (incorporated by reference to Appendix C-2 to the Preliminary Proxy Statement)*

     (b)(3) Opinion of Eastdil Realty Company L.L.C. dated June 24, 1999 (incorporated by reference to Appendix D-1 to the Preliminary Proxy Statement)

     (b)(4) Opinion of Eastdil Realty Company L.L.C. dated _________, 1999 (incorporated by reference to Appendix D-2 to the Preliminary Proxy Statement)*


     (b)(5) Status Report on Proposed Transaction Involving the McNeil Partnerships, dated June 24, 1999, prepared by Robert A. Stanger & Co., Inc.**

     (b)(6)  Factual chronology of PaineWebber, Incorporated, dated June 3,
             1999

     (b)(7) Estimates of the deficit restoration obligations of the general partners of the McNeil Partnerships as of March 31, 1999, prepared by Arthur Andersen LLP

     (b)(8)  Status report of Eastdil Realty Company, L.L.C., dated May 25,
             1999

     (b)(9) Report of Houlihan, Lokey, Howard & Zukin Capital, dated as of June 1999

     (c)(1) Master Agreement, dated as of June 24, 1999, by and among WXI/McN Realty L.L.C., the McNeil Partnerships (as defined therein), McNeil Investors, Inc., McNeil Partners, L.P., McNeil Real Estate Management, Inc., McNeil Summerhill, Inc. and Robert A. McNeil (incorporated by reference to Appendix A to the Preliminary Proxy Statement)

     (c)(2) Form of First Amended and Restated Limited Liability Company Operating Agreement of WXI/McN Realty L.L.C. (incorporated by reference to Appendix B to the Preliminary Proxy Statement)

     (d)(1)  Preliminary Proxy Statement

     (d)(2) The Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 (incorporated by reference to the Partnership's Annual Report on Form 10-K for the year ended December 31, 1998)

     (d)(3) The Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999 (incorporated by reference to the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999)

     (e)(1) Article 7.6 of the California Corporations Code (incorporated by reference to Appendix E to the Preliminary Party Statement)

     (f)     Not applicable


-------------
*  To be filed by amendment.

** Previously filed as the similarly numbered exhibit to Amendment No. 1 to the Rule 13e-3 Transaction Statement on Schedule 13E-3 filed by the Partnership, the General Partner, McNeil Investors and Robert A. McNeil with the Securities and Exchange Commission on September 30, 1999.